UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 16, 2018	333-132456
Date of Report (Date of earliest event reported)	Commission File Number

SECURITY DEVICES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	71-1050654
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

107 Audubon Road, Bldg 2, Suite 201
Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Emerging Growth Company  [   ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01	Other Event

Wakefield, Massachusetts--(Newsfile Corp. - October 15, 2018) - Security Devices International Inc. (TSXV: SDZ) (OTCQB: SDEV) ("SDI" or the "Company) announces that its common shares will be listed on the Canadian Securities Exchange ("CSE") commencing at the open of trading on Monday October 15, 2018. The Company's trading symbol "SDZ" will remain the same. It is the Company's intention to delist from the TSX-V during the week of October 15, 2018.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description	Method of Filing

Exhibit 99.1	Press Release dated October 15, 2018	Attached as Exhibit

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transaction.

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY DEVICES INTERNATIONAL INC.

October 23, 2018		/s/ Dean Thrasher
	Name:	Dean Thrasher
	Title:	Executive Chairman